Exhibit 99.1

Filed by Indiana Community Bancorp
Pursuant to Rule 425 under the Securities Act of 1933 and
deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company:  Indiana Community Bancorp
S-4 Registration No. 333-181824

Indiana Community Bancorp

For Immediate Release

June 20, 2012

For Further Information Contact:
John K.  Keach, Jr., President and Chief Executive Officer
(812) 373-7816
Fax: (812) 373-7865

SEC DECLARES S-4 REGISTRATION STATEMENT EFFECTIVE IN CONNECTION WITH OLD NATIONAL BANCORP – INDIANA COMMUNITY BANCORP MERGER; UPDATED EXCHANGE RATIO CALCULATION ANNOUNCED

June 20, 2012, Columbus, Indiana -- Indiana Community Bancorp (NASDAQ: INCB) (the “Company”), the Columbus-based holding company for Indiana Bank and Trust Company, announced today that the Securities and Exchange Commission (“SEC”) has declared effective the Form S-4 registration statement relating to the Company’s pending merger with Old National Bancorp (the “Merger”).  The registration statement contains the definitive Proxy Statement of the Company and the Prospectus of Old National Bancorp, which will be mailed to the Company’s shareholders on or about June 22, 2012.  The Company has announced that its Annual Meeting of Shareholders (the “Annual Meeting”) will be held on July 24, 2012, at 2:00 p.m. at the Holiday Inn Express in Edinburgh, Indiana, at which, among other voting items, the Company’s shareholders will consider and vote upon the Merger.  The Company’s shareholders of record as of the close of business on June 15, 2012 will be permitted to vote at the Annual Meeting.

Today the Company also announced an update to the exchange ratio calculation relating to the consideration to be paid by Old National Bancorp in the Merger.  As previously announced, under the terms of the merger agreement with Old National Bancorp, the Company’s shareholders will receive 1.90 shares of Old National Bancorp common stock for each share of Company common stock held by them.  As provided in the merger agreement, the exchange ratio is subject to certain adjustments (calculated prior to closing) under circumstances where the consolidated shareholders’ equity of the Company is below a specified amount, the loan delinquencies of the Company exceed a specified amount, or the credit mark for certain “Special Loans” of the Company (as defined in the merger agreement) falls outside a specified range.  The Company had previously announced that if the exchange ratio adjustments had been measured as of March 31, 2012, the exchange ratio would have been 1.8241 shares of Old National common stock for each share of Company common stock.  If the exchange ratio were measured as of May 31, 2012, including additional changes to the credit mark for Special Loans (as defined in the merger agreement) for information (such as appraisals, loan sales and refinancings) through June 18, 2012, no adjustments to the 1.90 exchange ratio would be required as a result of the shareholders’ equity, delinquent loan, or credit mark levels and the exchange ratio would be 1.9 shares of Old National Bancorp common stock for each share of Indiana Community Bancorp common stock.  It is important to note, however, that the exchange ratio may be adjusted based on changes in the Company’s shareholders’ equity, delinquent loan, or credit mark levels prior to the closing of the Merger.

The transaction is expected to close in the third quarter of 2012, subject to approval by federal and state regulatory authorities and the Company’s shareholders and the satisfaction of the closing conditions provided in the merger agreement.

About Indiana Community Bancorp

Indiana Community Bancorp is a bank holding company registered with the Board of Governors of the Federal Reserve System.  Indiana Bank and Trust Company, its principal subsidiary, is an FDIC insured state chartered commercial bank.  Indiana Bank and Trust Company was founded in 1908 and offers a wide range of consumer and commercial financial services through 20 branch offices in central and southeastern Indiana.

Additional Information for Shareholders

In connection with the proposed merger, Old National Bancorp has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Indiana Community Bancorp and a Prospectus of Old National Bancorp, as well as other relevant documents concerning the proposed transaction. The SEC declared the Form S-4 Registration Statement effective on June 20, 2012.  Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National Bancorp and Indiana Community Bancorp, may be obtained at the SEC’s Internet site (http://www.sec.gov), under the tab “filings” and the Company name Old National Bancorp. You will also be able to obtain these documents, free of charge, from Old National Bancorp at www.oldnational.com under the tab “Investor Relations” and then under the heading “Financial Information,” or from Indiana Community Bancorp by accessing Indiana Community Bancorp’s website at www.myindianabank.com under the tab “Shareholder Relations” and then under the heading “Documents.”

Old National Bancorp and Indiana Community Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Indiana Community Bancorp in connection with the proposed merger. Information about the directors and executive officers of Old National Bancorp is set forth in the proxy statement for Old National’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2012. Information about the directors and executive officers of Indiana Community Bancorp is set forth in Item 12 of the Company’s Form 10-K for its fiscal year ended December 31, 2011, as filed with the SEC on March 15, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed Merger.  Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s and Indiana Community Bancorp’s financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the proposed merger not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed merger might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with Old National Bancorp’s and Indiana Community Bancorp’s businesses, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); the ability of Old National Bancorp to execute its business plan (including the proposed acquisition of Indiana Community Bancorp); changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of either Old National Bancorp’s or Indiana Community Bancorp’s internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this press release and other factors identified in Indiana Community Bancorp’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission.  These forward-looking statements are made only as of the date of this press release, and neither Old National Bancorp nor Indiana Community Bancorp undertakes an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.